497(e)
                                                                       333-60730

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AXA Equitable Life Insurance Company

SUPPLEMENT DATED DECEMBER 31, 2004 TO THE CURRENT VARIABLE ANNUITY PROSPECTUSES
FOR:
Equitable Accumulator(R)
Equitable Accumulator(R) Elite(SM)
Equitable Accumulator(R) Plus(SM)
Equitable Accumulator(R) Select(SM)
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Under "Distribution of the contracts," please note the following changes:

      A. The fourth paragraph is deleted in its entirety and replaced with the following:

           The contracts are sold by financial professionals of AXA Advisors and its affiliates and by financial professionals of AXA Distributors, as well as by affiliated (including MONY Securities Corporation ("MSC"), an affiliated retail broker) and unaffiliated broker-dealers who have entered into selling agreements with AXA Distributors.

      B.   The following is inserted immediately following the fourth paragraph:


           We pay broker-dealer sales compensation to both AXA Advisors and AXA Distributors. In general, broker-dealers receiving sales compensation will pay a portion of it to individual financial representatives as commissions related to the sales of contracts.

           Sales compensation paid to AXA Advisors generally will not exceed 8.5% of the total contributions made under the contracts. AXA Advisors, in turn, may pay its financial professionals either a portion of the contribution-based compensation or a reduced portion of the contribution-based compensation in combination with ongoing annual compensation ("asset-based compensation") up to 0.60% of the account value of the contract sold, based on the financial professional's choice. Contribution-based compensation, when combined with asset-based compensation, could exceed 8.5% of the total contributions made under the contracts.

      C. The first and second sentences of the fifth paragraph are deleted and replaced with the following:

           Sales compensation paid to AXA Distributors will generally fall within a range of 2.0% to 6.5% of the total contributions made under the contracts. AXA Distributors, on behalf of a selling broker-dealer, may choose to receive reduced contribution-based compensation in combination with asset-based compensation of up to 1.25% of the account value of all or a portion of the contracts sold through the broker-dealer. Contribution-based compensation, when combined with asset-based compensation, could exceed 6.5% of the total contributions made under the contracts.

      D. The first sentence of the sixth paragraph is deleted in its entirety and replaced by the following:

           Similarly, in an effort to promote the sale of our products, AXA Advisors (and AXA Distributors, with respect to our affiliate, MSC) may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or compensation for the sale of an affiliated variable product than it would the sale of another product.

      E. In the third sentence of the eighth paragraph, the following is added immediately after "AXA Advisors:"

           "and MSC"


             Copyright 2004. AXA Equitable Life Insurance Company
                              All Rights Reserved

IM-04-32 Supp. (12/04)                                          134726 (12/04)
                                                                          x00951